THE NEEDHAM FUNDS, INC.

445 PARK AVENUE

NEW YORK, NEW YORK 10022

Supplement dated July 30, 2008 to the

Prospectus dated May 1, 2008

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.

The following replaces the last sentence of the first paragraph under the Distribution Arrangements section on page 18:

In addition, the Adviser may pay amounts from its own resources, and not as an additional charge to the Funds, to certain financial institutions in connection with the sale and/or distribution of the Funds’ shares or the retention and/or servicing of the Funds’ shareholders.  These payments, which may include payments for marketing support, are in addition to any distribution or servicing fees payable under the Funds’ Rule 12b-1 plan.  Because these payments are not made by shareholders or the Funds, the Funds’ total expense ratio will not be affected by any such payments.  These payments sometimes are referred to as “revenue sharing.”  In some cases, such payments may create an incentive for the financial institution to recommend or make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution’s customers.

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THE NEEDHAM FUNDS, INC.

445 PARK AVENUE

NEW YORK, NEW YORK 10022

Supplement dated July 30, 2008 to the

Statement of Additional Information dated May 1, 2008

This supplement provides new and additional information that affects information contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

The following non-fundamental policy of each Fund will be eliminated:

[As matters of non-fundamental policy, each Fund may not:]

1.             Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or if immediately thereafter not more than (i) 3% of the total outstanding voting stock of any one such company is owned by the Fund, (ii) 5% of the Fund’s total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the Fund’s total assets, taken at market value, would be invested in such companies’ securities.  Any purchase by a Fund of securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, shall be made in the open market where no commission results other than customary brokerage commissions;

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE